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                                  ADT LIMITED
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                (Name of Registrant as Specified In Its Charter)

                            WESTERN RESOURCES, INC.
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


The following presentation was made to analysts:


[LOGO]
Western Resources

Bloomberg Forum -- Energy Day

April 3, 1997

[LOGO]
Western Resources

Thank you
Pleasure to be part of the program today
Let me talk to you about Western Resources
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

Overview
O    Western Resources Profile

O    Western Resources' Strategic Plan

O    Western Resources' Security Strategy

[LOGO]
Western Resources

Will cover three areas:
Profile
Strategic plan
Security strategy
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

Western Resources Profile
"Western Resources will be the leading provider of energy and energy-related services for homes and businesses."

[LOGO]
Western Resources

Vision statement.
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

Western Resources Profile
O    1996 revenues of $2 billion

O Serves 600,000 electric customers in Kansas Merger with KLT will add 430,000 more electric customers

O Marketing access to 1.4 million natural gas customers in Kansas and Oklahoma through ONEOK alliance

O    Rapidly expanding our unregulated businesses
         Westar Security - Monitored home and commercial security systems Westar Energy - Wholesale, one-stop energy provider Westar Capital - Energy-related investments The Wing Group - Premier developer of international generation projects

[LOGO]
Western Resources

To begin, want to ensure everyone know who it is we are talking about . . .

WR is a full-service energy provider based in Topeka, Kansas

Recently announced mergers and alliances broaden our customer base

Also expanding through our unregulated companies
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

Western Resources Profile
O    Approximately 430,000 monitored security customers in 46 states

O    Partnership in six power generation projects in three foreign countries

[LOGO]
Western Resources

Recent acquisition of Westinghouse Security Systems by Westar Security provides a broader reach

Plus  The  Wing  Group's   partnership   projects  provide  us  reach  into  the
international energy market
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


Western  Financial  Statistics
O Market  price at  3/31/97  = $30.00
O 52-week high/low $34.50 - $28
O Dividends:
         1997 indicated annual dividend = $2.10
         Paid every year since 1924 and increased every year for the last
         20 years
O Current yield = 6.8%
O Bond ratings of BBB+, A3 and A-
O Net income twelve months ending 12/31/96 $169 million O With ONEOK and Westinghouse and KLT:
         Assets  increase  to  about  $9  billion   Projected  market  value  of
         approximately $3.8 billion (using 3/31/97 stock price)
[LOGO]
Western Resources

Let's look at our financial highlights...
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

Strategic Growth Plan
O    Maintain a strong core utility business

O    Build a branded national presence

O    Become a leader in the international energy business

[LOGO]
Western Resources

Our strategic plan includes the following key elements...
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

Western Resources/KCPL
Combined Regulated Service Territory

[MAP]
Service Territory

[LOGO]
Western Resources

When we look at the WR/KCPL merger announced Feb 7 it creates a regulated service area shown in blue and yellow...

Strengthens our core utility business and adds 430,000 electric customers and $900 million in revenues

Expect to close in late 1997 to early 1998

Also entered an alliance with ONEOK -- WEstern Resources contributes its natural gas assets, creating the 9th largest LDC in the country

Gain access to 735,000 ONEOK customers

Western Resources is the largest shareowner with 45 percent ownership on a fully converted basis

When we look at the ONEOK natural gas alliance and the WR/KCPL merger, our regulated service area reach looks as shown...
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


The Wing Group
O    Purchased in early 1996
O    Premier   developer  of  power   projects  in  the  world
        China  Power International -- more than 2,000 MW in coal-fired generation
        Turkey -- a 478 MW  combined-cycle plant
        Colombia --  participation in a 160 MW gas-fired plant

[LOGO]
Western Resources

Another key element of our strategic plan includes being a player in the developing international energy market

Majority of growth in the energy industry will be in this market

The Wing Group provides Western Resources the means to be a part of that growth

Backup notes:
                     WR's           WR's              WR's
                     Investment     O'ship %          Projected ROI
Turkey               $13M            9%               23%
Colombia             $18M           36%               17%
CPI-China            $105M          50%               18%
JV(a)

(a) $105M includes $50M equity and $55M loan to CPI. The JV will own equity in local power plants ranging from 35% to 60%
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


Why Security?
O Residential security business is attractive because of strong consumer demand, double-digit growth rates and fragmented set of competitors
O Home security is another profitable service that can be offered with other products and services to gain customer loyalty in anticipation of electric industry deregulation
O    Exposure already gained is enhanced by WSS and ADT acquisitions:
     gaining customer base, brand names, infrastructure and expertise

[LOGO]
Western Resources

Where does security fit?
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


Westar Security
O Started with five acquisitions in 1995 and 1996, gaining more than 100,000 customers which made us the 10th largest security company, by estimated customer count, in the country
O    Growth further  established the Westar name with a branded product identity
O    Culminated in the acquisition of Westinghouse Security Systems
     (WSS) 12/31/96
O    Announced offer for ADT on 12/18/96

[LOGO]
Western Resources

Westar Security has been growing rapidly through acquisitions.

Westinghouse Security Systems acquisitions creates the third largest company by customer count.

Added customers in 44 states and branch offices in 24 -- provides access to 55 percent of U.S. households

Gain state-of-the-art monitoring and customer service center, as well as national branch network offering excellent platform for growth

Offer for ADT enhances that growth opportunity ...
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

Westar Security Reach
with WSS and ADT acquisitions

[MAP]
United States with all states highlighted except Alaska, Hawaii and North Dakota

[LOGO]
Western Resources

With Westar Security's growth, the acquisition of Westinghouse Security Systems and our offer for ADT, we see the potential for customers in the United States in the areas shown...

Helps to provide a 'break-out-strategy' and diversifies WR's revenues and earnings base

Now, with that quick overview, I'll be happy to answer your questions.
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

This presentation is neither an offer nor an exchange nor a solicitation of an offer to exchange shares of common stock of ADT Limited. Such offer is made solely by the Prospectus dated March 14, 1997, and the related Letter of Transmittal, and is not being made to, nor will tenders be accepted from or on behalf of, holders of shares of common stock of ADT Limited in any jurisdiction in which the making of such offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. In any jurisdictions where securities, blue sky or other laws require such offer to be made by a licensed broker or dealer, such offer shall be deemed to be made on behalf of Western Resources, Inc. by Salomon Brothers Inc; Bear, Stearns & Co. Inc; and Chase Securities Inc, or one or more registered brokers or dealers licensed under the laws of such jurisdiction.

[LOGO]
Western Resources
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